UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 2, 2008

THE SAVANNAH BANCORP, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-18560	58-1861820
State of Incorporation	SEC File No.	Tax I.D. No.

25 Bull Street, Savannah, GA 31401

(Address of principal executive offices) (Zip Code)

912-629-6486

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers:

Compensatory Arrangements of Certain Officers

(b) On May 2, 2008, The Savannah Bancorp, Inc. (the "Company") announced that Robert B. Briscoe resigned as Chief Financial Officer of the Company, effective May 31,  2008.

CONTACT: The Savannah Bancorp, Inc.
John Helmken, President (912) 629-6505
Robert B. Briscoe, CFO (912) 629-6525

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Savannah Bancorp, Inc. (Registrant)

By: /s/ Robert B. Briscoe     Date: May 2, 2008

Robert B. Briscoe
Chief Financial Officer